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                                                                   Exhibit 10.31

          REGISTRATION RIGHTS AGREEMENT, dated as of March 23, 2000, between Mediconsult.com, Inc., a Delaware corporation (the "Company"), and Andersen Consulting LLP, an Illinois limited liability partnership and its permitted assigns, (the "Warrant Holder").
          ------------------------------------------------------------

                                 Introduction
                                 ------------

          Pursuant to the Warrant Agreement, dated as of March 23, 2000 (the "Warrant Agreement"), among the Company and the Warrant Holder, the Warrant Holder is being issued a warrant (the "Warrant") to purchase certain shares of common stock, par value $.001 per share or any other securities which may be issuable upon exercise of the Warrant (the "Common Stock"), of the Company in connection with the consummation of the transactions contemplated thereby.

          As a condition to the consummation of the transactions contemplated by the Warrant Agreement, the Company is entering into this Agreement.

          The parties hereto agree as follows:

          1.   Definitions.  Terms used herein and not otherwise defined shall
               -----------
have the meanings given to them in the Warrant Agreement. As used herein, the following terms have the following definitions:

          Commission means the Securities and Exchange Commission, or any other
          ----------
federal agency at the time administering the Securities Act.

          Distribution Period means (a) in the case of a distribution of
          -------------------
Registrable Shares in a firm commitment underwritten public offering, the period of time until each underwriter has completed the distribution of all securities purchased by it, and (b) in the case of any other distribution of Registrable Shares the period ending on the earlier of (i) the sale of all Registrable Shares covered by such registration and (ii) the termination of the registration rights hereunder pursuant to Section 10.

          Holder means any Affiliate of the Warrant Holder holding the Warrant
          ------
or Registrable Shares hereunder.

          Registrable Shares means the shares of Common Stock issuable upon
          ------------------
exercise of the vested portion of the Warrant (or any substitute warrant issued pursuant to Section 5 of the Warrant) as such number of shares may be adjusted from time to time in accordance with the term thereof, and, any securities issued with respect to such shares by way of a stock dividend, stock split, combination, recapitalization, Corporate Change or other similar event (if and only if such issuance occurs at a time when such Common Stock remains Registrable Shares). As to any particular Registrable Shares, such securities shall cease to be Registrable Shares when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act,
(iii) they shall have been otherwise transferred, with new certificates for them not bearing a legend restricting further transfer having been delivered by the Company and subsequent disposition of them shall be unrestricted under the Securities Act, or (iv) they shall have ceased to be outstanding.

          Securities Act means the Securities Act of 1933, as amended.
          --------------

          2.   Incidental Registration.  (a)    If at any time after the date
               -----------------------
hereof, the Company proposes to register any of its securities ("Company Shares") under the Securities Act (other than on Forms S-4, S-8 or any other form which does not permit registration of securities by selling stockholders for sale to the public for cash) in connection with the proposed offer and sale for cash either for its own account or on behalf of any holder of Company Shares, it will give prompt written notice to the Holder of its intention to do so at least ten business days prior to the earliest date on which the Company anticipates that such registration will be declared effective by the Commission. Upon the Holder's written request to the Company, given within five business days after receipt of any such notice, to register any of the Holder's Registrable Shares, the Company will use its commercially reasonable best efforts to cause the Registrable Shares as to which registration shall have been so requested to be included in the shares of Company Shares to be covered by the registration statement proposed to be filed by the Company; provided, that
                                                            --------
nothing set forth in this Agreement shall prevent the Company from, at any time, withdrawing, abandoning or delaying any registration of such Company Shares.

The Company shall have the sole right to select the managing underwriter or underwriters. The managing underwriter for such offering shall have the authority, in its sole discretion, to reduce the number of Registrable Shares to be included in such registration if and to the extent that it determines that inclusion of such Registrable Shares would adversely effect the marketing of the other Company Shares to be sold thereunder. Any such reduction in the shares included in any such offering shall be effected (i) first, by excluding Company Shares ("Piggyback Shares") that otherwise would be included by virtue of incidental or piggyback registration rights (but not demand registration rights) granted to stockholders of the Company (including the Holder), which exclusion shall be effected on a pro rata basis based upon the number of Company Shares so requested to be registered in such offering by all such stockholders proposing to sell Piggyback Shares and (ii) second, only to the extent necessary and after the exclusion of all Piggyback Shares, by excluding Company Shares included in such registration by the Company and any stockholder of the Company who shall have exercised a demand registration right in connection with such offering, which exclusion shall be effected on a pro rata basis based upon the number of Company Shares proposed to be registered on behalf of the Company and on behalf of any such holder of demand registration rights; provided, however, that it is understood and agreed that the rights granted hereunder are subject to previously existing registration rights granted to pursuant to the registration rights agreement dated February 26, 1999 between the Company and Arnhold and S. Bleichroeder Inc., and the registration rights agreement, dated February 26, 1999, between the Company and the Nazem entities and individuals, in each case only to the extent inconsistent with this provision.

          (b) If any registration pursuant to this Section 2 shall be underwritten, in whole or in part, the Company or the managing underwriter or underwriters may require that the

Registrable Shares requested for inclusion pursuant to this Section 2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

          (c) Notwithstanding anything to the contrary set forth in this Agreement, if, at any time during which a prospectus is required to be delivered in connection with the sale of Registrable Shares, the Company reasonably determines in good faith that a development has occurred or a condition exists as a result of which the registration statement or the related prospectus may contain or incorporate by reference a material misstatement or omission, the correction of which might (a) interfere with or affect the negotiation or completion of any non-ordinary course transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction), or (b) involve initial or continuing disclosure obligations that the Company reasonably determines in good faith may not be in the best interest of the Company or its stockholders, the Company will immediately notify the Holders by telephone and in writing, and the Company may suspend the effectiveness of the registration statement. Upon receipt of such notification, the Holders will immediately suspend all offers and transfers of any Registrable Shares pursuant to the registration statement until such time as the Company notifies the Holders that it has determined that such suspension period is ended, which notification shall occur promptly after the Company has determined that such suspension period has ended.

          3.   Preparation and Filing.  If and whenever the Company is under an
               ----------------------
obligation pursuant to the provisions of Section 2 to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

          (a) prepare, provide opportunity for counsel for the Holder to review, and diligently pursue the filing with the Commission of a registration statement with respect to such securities and use its commercially reasonable best efforts to cause such registration statement to become and remain effective for the Distribution Period, but no longer;

          (b) prepare, provide opportunity for counsel for the Holder to review, and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Distribution Period, but no longer;

          (c) furnish to the holders of Registrable Shares included in such registration statement such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and any amendments and supplements thereto, and such other documents as such holders of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

          (d) use its commercially reasonable best efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or "blue sky" laws of such states as the Holder shall reasonably request (provided, that the Company shall not be required to consent to general
         --------
service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such securities;

          (e) notify the Holder, at any time during the Distribution Period when a prospectus relating to Registrable Shares covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and at the request of the Holder, prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (f) cause all such Registrable Securities to be listed on each securities exchange (including the Nasdaq National Market) on which similar securities issued by the Company are then listed;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission; and

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will notify each Seller of such Registrable Securities of such stop order and use its reasonable best efforts promptly to obtain the withdrawal of such order.

          (l) Notwithstanding anything to the contrary contained herein, the Company shall have the right to deregister any Registrable Shares that remain unsold at the conclusion of any Distribution Period.

          4.   Transfer Restrictions.  Other than a Transfer to an Affiliate in
               ---------------------
compliance with the Securities Act, the Holder shall not offer, sell, contract to sell or otherwise dispose of ("Transfer") more than 50% of the shares of Common Stock registered for sale pursuant to Section 2 hereof in any three month period; provided that if the Holder is prevented because of an underwriter cutback from registering all the Registrable Shares requested to be registered, the Transfer restriction shall apply to 50% of the shares of Common Stock requested to be registered.

          5.   Holder's Lock-Up; Cooperation.  If any Registrable Shares of the
               -----------------------------
Holder are included in an underwritten registration pursuant to Section 2, the Holder, as a condition to receiving the rights granted hereunder, may be required to, and if required the Holder shall, enter into an agreement with the managing underwriter or underwriters (a "Lock-up Agreement"), pursuant to which, in addition to the transfer restrictions set forth in Section 4 above, the Holder shall refrain from selling any shares of Common Stock not included in such registration during the period of distribution of Common Stock by such underwriters and for a period of up to 180 days following the effective date of such registration. In connection with each registration pursuant to Section 2 hereof, the Holder shall furnish in writing to the Company and any underwriter participating in such offering such information with respect to himself and the proposed distribution by him as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.

          6.   Underwriting Agreement.  In connection with each registration
               ----------------------
pursuant to Section 2 covering an underwritten public offering, the Company and the Holder agree to enter into a written agreement with the managing underwriter or underwriters in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between reputable underwriters and companies of the Company's size and investment stature; provided that such agreement shall not contain any such provision applicable to
--------
the Company or the Holder which is inconsistent with the provisions of this Agreement; and provided, further, that the time and place of the closing under
               --------  -------
said underwriting agreement shall be as mutually agreed upon between the Company and such managing underwriter.

          7.   Expenses.  All expenses incurred in complying with this
               --------
Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of complying with securities and "blue sky" laws, expenses, if any, and fees relating to the listing of the Registrable Shares on the Nasdaq National Market or such other exchange as the Company's Common Stock may then be listed or quoted, printing expenses and fees and disbursements of the Company's counsel, and of the Company's independent certified public accountants shall be paid by the Company; provided, that counsel to the Holder
                                          ---------
and all underwriting discounts and selling commissions applicable to the Registrable Shares covered by registrations effected hereunder shall not be borne by the Company but shall be borne by the Holder.

          8.   Indemnification.  (a)    In the event of any registration of any
               ---------------
Registrable Shares under the Securities Act pursuant to this Agreement or registration or qualification of any Registrable Shares under state securities or "blue sky" laws pursuant to this Agreement, the Company shall indemnify and hold harmless the Holder, its partners, affiliates, officers and directors and each other person or entity, if any, who controls such holder, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document prepared or furnished by the Company incident to the registration or qualification of any Registrable Shares pursuant to this Agreement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act of 1934 or state securities or "blue sky" laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the Holder, partner, officer, director or other person or entity acting on behalf of the Holder and each such controlling person or entity for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the
                                                             --------
Company shall not be liable (i) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement, any preliminary prospectus or final prospectus or any amendment or supplement or any document incident to the registration or qualification of any Registrable Shares pursuant to this Agreement in reliance upon and in conformity with written information furnished to the Company by the Holder or such underwriter specifically for use in the preparation thereof and
(ii) to any broker or other person acting on behalf of the Holder to the extent that any such loss, claim, damage or liability arises out of or is based upon any representation or other statement of such broker or other person that is not in conformity with the preliminary prospectus or prospectus. The liability of each Holder under this Section shall be limited to the proceeds (net of underwriting commissions) received by such Holder from the sale of shares of Registrable Shares covered by the registration statement.

          (b) The Holder hereby indemnifies and holds harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, and before Registrable Shares held by the Holder shall be included in any registration pursuant to this Agreement, any underwriter acting on the Holder's behalf shall agree to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act (in each case in the same manner and to the same extent as set forth in (a) above) with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder or such underwriter, as the case may be, specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement.

          (c) Each person or entity entitled to indemnification hereunder (the "indemnified party") shall give notice to the party required to provide indemnification (the "indemnifying party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided, that counsel for the
                                             --------
indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the indemnified party, and the indemnified party may participate in such defense, but only at such indemnified party's expense; and provided, further, that the failure of any indemnified party to
             --------  -------
give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 7 except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged as a result of the failure to give notice. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The Company agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification under this Section is unavailable for any reason. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with any offering are in conflict with the provisions of this Section, the provisions in the underwriting agreement shall control with respect to such offering.

          (d)  Maintain Current Public Information.  The Company shall file all
               -----------------------------------
reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and shall take such further action as any Holder or Holders may reasonably request, all to the extent required to enable such Holders to sell Registrable Shares pursuant to
(a) Rule 144 adopted by the SEC under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the SEC or (b) a registration statement on Form S-3 or any similar registration form hereafter adopted by the SEC. Upon request, the Company shall deliver to any Holder a certificate by its chief executive officer or chief financial officer as to whether it has complied with such requirements.


          9.   Representations and Warranties.  (a)   The Company hereby
               ------------------------------
represents and warrants to the Holder that:

          (i) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has duly executed and delivered this Agreement. This Agreement constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

          (ii) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (A) conflict with or result in a breach of the charter, by-laws or other constitutive documents of the Company, (B) conflict with or result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the provisions of any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation to which the Company is a party, or by which the Company or the Company's properties or assets, may be bound or affected, except for such conflict, breach or default as to which requisite waivers or consents shall be obtained before the Closing, or (C) violate any law, statute, rule or regulation or order, writ, injunction or decree applicable to the Company or the Company's properties or assets or (D) result in the creation or imposition of any security interest, lien or other encumbrance upon any of the Company's properties or assets. No consent or approval by, or any notification of or filing with, any person, firm, corporation, partnership, joint venture, association or entity (governmental or private) (each, a "person" and collectively, "persons") is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby, except as set forth in the Warrant Agreement.

          (b)  Representations and Warranties of the Warrant Holder.  The
               ----------------------------------------------------
Warrant Holder represents and warrants to the Company that:

          (i) The Warrant Holder has all requisite partnership power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has duly executed and delivered this Agreement. This Agreement constitutes the valid and binding obligation of the Warrant Holder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

          (ii) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance by the Warrant Holder with any of the provisions hereto will (A) conflict with or result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the provisions of any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation to which the Warrant Holder is a party, or by which the Warrant Holder or the Warrant Holder's properties or assets may be bound or affected, except for such conflict, breach or default as to which requisite waivers or consents shall be obtained before the Closing,
     (B) violate any law, statute, rule or regulation or order, writ, injunction or decree applicable to the Warrant Holder or the Warrant Holder's properties or assets or (C) result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of the Warrant Holder. No consent or approval by, or any notification of or filing with, any person is required in connection with the execution, delivery and performance by the Warrant Holder of this Agreement or the consummation of the transactions contemplated hereby.

          10.  Termination of Registration Rights.  The Holder shall not be
               ----------------------------------
entitled to execute any registration right provided for in this Agreement at any time during which all the Registrable Shares, or shares that will become Registrable Shares, held by the Holder may be sold without restriction of any kind under Rule 144.

          11.  Miscellaneous.
               -------------

          (a)  Entire Agreement.  Except as set forth in the Warrant Agreement,
               ----------------
this Agreement constitutes the entire agreement between the Company and the Warrant Holder with respect to the transactions contemplated hereby and supersedes all prior agreements or understandings among the parties with respect thereto.

          (b)  Headings.  Descriptive headings are for convenience only and
               --------
shall not control or affect the meaning or construction of any provision of this Agreement.

          (c)  Notices.  All notices or other communications provided in for or
               -------
made pursuant to this Agreement shall be in writing and shall be sent by confirmed telecopy (with an undertaking to provide a hard copy) or delivered by hand or sent by overnight courier service prepaid to the address specified below.

If to the Company:

     Mediconsult.com, Inc.
     1330 Avenue of the Americas
     17th Floor
     New York, New York  10019
     Telecopy:  (212) 841-7310
     Attention:  E. Michael Ingram

If to the Warrant Holder,

     Andersen Consulting LLP
     1661 Page Mill Road
     Palo Alto, California   94304
     Attention:  General Counsel
     Facsimile: (650) 213-2222

or to such other address as the parties may have furnished to each other in writing in accordance herewith.

          (d)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          (e)  Amendments.  This Agreement shall not be altered or otherwise
               ----------
amended except pursuant to an instrument in writing signed by each of the parties hereto.

          (f)  Transferability.  The registration and other rights granted to
               ---------------
the Holder hereunder are non-transferable and cannot be assigned or transferred in any manner to any third party without the prior written consent of the Company. Notwithstanding the foregoing, the Warrant Holder may assign the rights granted to the Warrant Holder herein to any affiliate to whom the Warrant Holder has transferred the Warrant or Registrable Shares in accordance with the terms of the Warrant Agreement and the terms hereof will inure to be and be binding thereon.

          (g)  CHOICE OF LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
               -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS TO THE CONTRARY.

          (h)  No Inconsistent Agreements.  The Company shall not enter into
               --------------------------
any agreement that is inconsistent with the terms hereof or that will prevent the Warrant Holder from exercising its rights hereunder.

          (i)  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (j)  Severability.  Any term or provision of this Agreement which is
               ------------
invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                            MEDICONSULT.COM, INC.

                                            By: /s/ E. Michael Ingram
                                                ------------------------------
                                                Name: E. Michael Ingram
                                                Title: Chief Financial Officer



                                            ANDERSEN CONSULTING LLP



                                            By: /s/ George Smith
                                                ------------------------------
                                                Name: George Smith
                                                Title: